AMENDMENT NUMBER ONE
TO FINANCING AGREEMENT

This **AMENDMENT NUMBER ONE TO FINANCING AGREEMENT** (this "Amendment"), dated as of August 24, 2007, is entered into by and among **GAMETECH INTERNATIONAL, INC.**, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on the signature pages thereto (each a "Guarantor" and collectively, jointly and severally, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), **ABLECO FINANCE LLC**, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), and Ableco as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WITNESSETH

WHEREAS, Borrower, the Guarantors, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of March 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"); and

WHEREAS, Borrower has been successful in its litigation with Trend Gaming Systems, LLC ("Trend"), which litigation is identified on Schedule 6.01(f) to the Financing Agreement (the "Litigation"); and

WHEREAS, as a consequence of Borrower's success in the Litigation, two of the three appeal bonds posted by Borrower in respect of the Litigation will be released to Borrower. Those two bonds total $4,485,000, plus any interest accrued thereon (collectively, the "Bond Proceeds"); and

WHEREAS, receipt by Borrower of the Bond Proceeds constitutes an Extraordinary Receipt under Section 1.01 of the Financing Agreement; and

WHEREAS, pursuant to Section 2.05(c)(vii) of the Financing Agreement, (a) Borrower must pay any Extraordinary Receipts to Administrative Agent, and (b) payments of Extraordinary Receipts to Administrative Agent shall be applied as mandatory prepayments, subject to a prepayment penalty, against first the Term Loan and second the Revolving Loans; and

WHEREAS, the parties have agreed, subject to the terms set forth herein, that the Bond Proceeds shall be paid to Administrative Agent and applied against the Revolving Loans, and that no prepayment penalty shall be applicable in connection with the payment and application of the Bond Proceeds as set forth herein; and

WHEREAS, pursuant to Section 7.02(h)(iii) of the Financing Agreement, Borrower is prohibited from making any repurchase of Capital Stock; and

WHEREAS, the parties have agreed, subject to the terms set forth herein, that Borrower will be permitted to repurchase up to $5,000,000 (the "Buy Back Amount") of Borrower's publicly traded stock in the open market, to the extent that such repurchases are made from cash proceeds in excess of the amount specified in the minimum Qualified Cash covenant set forth in Section 7.03(e) of the Financing Agreement, as amended herein, and to the extent that such repurchases do not otherwise result in a breach of or default under the Financing Agreement; and

WHEREAS, Agents have requested and Borrower has agreed to amend Section 7.03(e) of the Financing Agreement, the covenant regarding Qualified Cash, so as to raise the minimum limit of Qualified Cash from $4,000,000 to $6,000,000; and

WHEREAS, in connection with the foregoing, and subject to the satisfaction of the conditions set forth herein, Borrower, Administrative Agent, Collateral Agent, and the Lenders have agreed to amend the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2. CONSENT

(a) Bond Proceeds.

(1) The Bond Proceeds shall be paid to Administrative Agent to be applied against the Revolving Loans.

(2) No prepayment penalty shall be payable in connection with the payment and application of the Bond Proceeds as set forth in this Amendment.

(3) Nothing in this Amendment shall be construed as a reduction of the Total Commitment under the Financing Agreement.

(4) The terms of this Section 2(a) shall not apply to any future release of appeal bonds; in that case, the terms of the Financing Agreement, as amended, shall govern.

(b) Buy Back Amount. The Buy Back Amount shall be used by Borrower for the sole purpose of purchasing its publicly traded shares on the open market. Such purchases must be completed within 365 days of the date of this Amendment; any subsequent purchases will be in breach of the Financing Agreement. Such purchases must be made exclusively from cash proceeds in excess of the amount specified in the minimum Qualified Cash covenant set forth in Section 7.03(e) of the Financing Agreement, as amended herein, and must not otherwise result in

a breach of or default under the Financing Agreement. If at any time Borrower is in breach of or default under the Financing Agreement, no repurchases may be made.

3. AMENDMENT TO FINANCING AGREEMENT

Section 7.03(e) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(e) Qualified Cash. Permit the amount of Qualified Cash at any time to be less than $6,000,000."

4. REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Agents and each Lender as follows:

(a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions, and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by Borrower. This Amendment and each Loan Document to which Borrower is a party is Borrower's legal, valid and binding obligation, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors' rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Agent or any Lender;

(d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e) The representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

5. CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Agents shall have received this Amendment, duly executed by Borrower;

(b) The representations and warranties in this Amendment and the Financing Agreement, as amended by this Amendment, shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT

This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Financing Agreement expressly set forth herein, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Financing Agreement", "thereunder", "therein", "thereof" or words of like import referring

to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:

GAMETECH INTERNATIONAL, INC., a Delaware corporation

By: ________________________________
Name:
Title:

COLLATERAL AGENT:

ABLECO FINANCE LLC, a Delaware limited liability company, as Collateral Agent

By: ________________________________
Name:
Title:

ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By: ________________________________
Name:
Title:

LENDERS:

ABLECO FINANCE LLC, a Delaware limited liability company, on behalf of itself and its Affiliate assigns, as Lenders

By: ________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:

GAMETECH INTERNATIONAL, INC., a Delaware corporation

By: ________________________
Name:
Title:

COLLATERAL AGENT:

ABLECO FINANCE LLC, a Delaware limited liability company, as Collateral Agent

By: ________________________
Name: Alexander J. Ornstein
Title: Senior Vice President

ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By: ________________________
Name: Alexander J. Ornstein
Title: Senior Vice President

LENDERS:

ABLECO FINANCE LLC, a Delaware limited liability company, on behalf of itself and its Affiliate assigns, as Lenders

By: ________________________
Name: Alexander J. Ornstein
Title: Senior Vice President